Note 10 - Intangible Assets	12 Months Ended
Jan. 31, 2012
Intangible Assets Disclosure [Text Block]
Note 10 - Intangible Assets

	January 31,	January 31,
	2012	2011
Cost
Customer agreements and relationships	40,851	38,264
Non-compete covenants	1,607	1,349
Existing technology	38,012	23,583
Trade names	4,115	3,849
	84,585	67,045
Accumulated amortization
Customer agreements and relationships	20,532	15,636
Non-compete covenants	1,052	951
Existing technology	13,380	7,415
Trade names	2,940	2,340
	37,904	26,342
	46,681	40,703

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. During 2012, additions to intangible assets primarily consisted of the acquisitions of Telargo, InterCommIT and GeoMicro, described in Note 3 to these consolidated financial statements. The balance of the change in intangible assets is due to foreign currency translation.

Intangible assets with a finite life are amortized into income over their useful lives. Amortization expense for existing intangible assets is expected to be $46.7 million over the following periods: $12.0 million for 2013, $11.4 million for 2014, $9.3 million for 2015, $6.7 million for 2016, $5.1 million for 2017 and $2.2 million thereafter. Expected future amortization expense is subject to fluctuations in foreign exchange rates.

We write down intangible assets with a finite life to fair value when the related undiscounted cash flows are not expected to allow for recovery of the carrying value. Fair value of intangibles is determined by discounting the expected related future cash flows. No finite life intangible asset impairment has been identified or recorded in our consolidated statements of operations for any of the fiscal years presented.